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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 17, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-12202               93-1120873
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)


           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                     68154-5200
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         (c) On January 17, 2005, Northern Border Partners, L.P. (the "Partnership") received notice that Mr. Daniel P. Whitty, an audit committee member, intends to resign for personal reasons effective February 28, 2005. Mr. Whitty has been an audit committee member since the inception of the Partnership in 1993. The Partnership is actively engaged in a search for Mr. Whitty's replacement.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P.'s press release, dated January 21, 2005, regarding certain organizational changes at Northern Plains Natural Gas Company, LLC and NBP Services, LLC.

         The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1 Northern Border Partners, L.P. press release dated January 21, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN BORDER PARTNERS, L.P.

Date: January 21, 2005                  By:   /s/ Jerry L. Peters
                                           -------------------------------------
                                           Name:  Jerry L. Peters
                                           Title: Chief Financial and Accounting
                                                  Officer


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                                  EXHIBIT INDEX


Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated
                January 21, 2005.



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